                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  January 19, 2001
                                                   ----------------



                            Franklin Receivables LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                           333-56869                                    94-3301-790
-------------------------------------------------------------------------------------------------------------------
(State of Incorporation)             (Commission File Number)                  (I.R.S. Employer Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                                                84101
------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                    (Zip Code)


Registrant's Telephone Number, including area code   (801) 238-6700
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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



ITEM 5.  Other Events

         On or about January 25, 2001, Franklin Receivables LLC transferred approximately $139,087,054 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2001-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $87,000,000 due October 15, 2004 and Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $52,081,000 due July 15, 2008.

ITEM 7.  Financial Statements and Exhibits

    (a)  Financial Statements - Not Applicable

    (b)  Pro Forma Financial Information - Not Applicable

    (c)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.         Description
-----------         -----------
       23.1         Consent of Independent Accountants (PricewaterhouseCoopers
                    LLP) as to the consolidated financial statements of MBIA
                    Insurance Corporation and Subsidiaries and as to the
                    reference of PricewaterhouseCoopers LLP under the caption
                    "Experts" in the Prospectus Supplement dated as of January
                    19, 2001. Incorporated by reference to Form 8-K filed on
                    January 19, 2001 with the SEC.

       23.2         Consent of Independent Accountants (PricewaterhouseCoopers
                    LLP) as to the balance sheet of the Trust and as to the reference of PricewaterhouseCoopers LLP under the caption
                    "Experts" in the Prospectus Supplement dated as of January
                    19, 2001. Incorporated by reference to Form 8-K filed on January 19, 2001 with the SEC.



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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRANKLIN RECEIVABLES LLC


                                By: Franklin Capital Corporation as the Servicer


                                    By:  /s/    Harold E. Miller
                                           _____________________________
                                           Name:  Harold E. Miller Jr.
                                           Title: President and CEO
January 19, 2001





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


                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
      23.1         Consent of Independent Accountants (PricewaterhouseCoopers
                   LLP) as to the consolidated financial statements of MBIA
                   Insurance Corporation and Subsidiaries and as to the
                   reference of PricewaterhouseCoopers LLP under the caption
                   "Experts" in the Prospectus Supplement dated as of January
                   19, 2001. Incorporated by reference to Form 8-K filed on
                   January 19, 2001 with the SEC.

      23.2         Consent of Independent Accountants (PricewaterhouseCoopers
                   LLP) as to the balance sheet of the Trust and as to the reference of PricewaterhouseCoopers LLP under the caption
                   "Experts" in the Prospectus Supplement dated as of January
                   19, 2001. Incorporated by reference to Form 8-K filed on January 19, 2001 with the SEC.





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